UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 25, 2024

Independent Bank Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Texas	001-35854	13-4219346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7777 Henneman Way
McKinney, TX 75070-1711
(Address of principal executive offices)
(Zip Code)

(972) 562-9004
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value, $0.01	IBTX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Independent Bank Group, Inc. (the “Company”) updated its investor presentation materials, which will be used by the Company in presentations to current and prospective investors.  Attached hereto as Exhibit 99.1 is a copy of the updated materials that the Company will make available at these presentations and will post on its website at https://ir.ifinancial.com.

This Current Report on Form 8-K and Exhibit 99.1 hereto are for informational purposes only and shall not constitute, or form a part of, an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities of the Company.  This information is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission (the “SEC”) and other public announcements.  The Company undertakes no duty or obligation to publicly update or revise this information, although it may do so from time to time.

The information provided under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and is not deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of IBTX under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such a filing. IBTX does not incorporate by reference to this Current Report on Form 8-K information presented at any website referenced in this Current Report or in any of the Exhibits attached hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being furnished herewith and this list shall constitute the exhibit index:

Exhibit No.	Description

99.1	Presentation materials of Independent Bank Group, Inc.

Exhibit 104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENT BANK GROUP, INC.

Date: July 25, 2024	By:	/s/ David R. Brooks
David R. Brooks
Chairman of the Board and
Chief Executive Officer